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                                                                    Exhibit 10.5


                                  MITOKOR, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN


         1.       ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                  1.1 ESTABLISHMENT. The MitoKor, Inc. 2002 Employee Stock Purchase Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "EFFECTIVE DATE").

                  1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

                  1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

         2.       DEFINITIONS AND CONSTRUCTION.

                  2.1 DEFINITIONS. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a)      "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                           (b)      "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                           (c)      "COMMITTEE" means a committee of the Board
duly appointed to administer the Plan and having such powers as specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                           (d)      "COMPANY" means MitoKor, Inc., a Delaware
corporation, or any successor corporation thereto.


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                           (e)      "COMPENSATION" means, with respect to any
Offering Period, base salary and commissions, including any base salary or commissions deferred under any program or plan established by a Participating Company, including, without limitation, any plan described in Section 401(k) or
Section 125 of the Code. Compensation shall be limited to amounts actually payable in cash directly to the Participant or deferred by the Participant during the Offering Period. Compensation shall not include overtime, bonuses, annual awards, profit sharing, other incentive payments, shift premiums, long-term disability, workers' compensation, moving allowances, payments pursuant to a severance agreement, termination pay, relocation payments, sign-on bonuses, expense reimbursements, the cost of employee benefits paid by a Participating Company, tuition reimbursements, imputed income arising under any benefit program, contributions made by a Participating Company under any employee benefit plan, income directly or indirectly received pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included in base salary and commissions.

                           (f)      "ELIGIBLE EMPLOYEE" means an Employee who
meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

                           (g)      "EMPLOYEE" means a person treated as an
employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.

                           (h)      "FAIR MARKET VALUE" means, as of any date:

                                    (i)      If the Stock is then listed on a
national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, or by such recognized securities dealer, as reported in THE WALL STREET JOURNAL or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion.

                                    (ii)     If, on the relevant date, the Stock
is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined in good faith by the Board.


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                                    (iii)    Notwithstanding the foregoing, the
Fair Market Value of a share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the Company's initial public offering of the Stock.

                           (i)      "INITIAL OFFERING PERIOD CASH EXERCISE
NOTICE" means a written notice in such form as specified by the Company, which states a Participant's election to exercise, as of the next Purchase Date, a Purchase Right granted to such Participant with respect to the Initial Offering Period.

                           (j)      "OFFERING" means an offering of Stock as
provided in Section 6.1.

                           (k)      "OFFERING DATE" means, for any Offering, the
first day of the Offering Period.

                           (l)      "OFFERING PERIOD" means a period established
in accordance with Section 6.

                           (m)      "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                           (n)      "PARTICIPANT" means an Eligible Employee who
has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

                           (o)      "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                           (p)      "PARTICIPATING COMPANY GROUP" means, at any
point in time, the Company and all other corporations collectively which are then Participating Companies.

                           (q)      "PURCHASE DATE" means, for any Purchase
Period, the last day of such period.

                           (r)      "PURCHASE PERIOD" means a period established
in accordance with Section 6.2.

                           (s)      "PURCHASE PRICE" means the price at which a
share of Stock may be purchased under the Plan, as determined in accordance with
Section 9.

                           (t)      "PURCHASE RIGHT" means an option granted to
a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated


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payroll deductions of the Participant not previously applied to the purchase of
Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

                           (u)      "REGISTRATION DATE" means the effective date
of the initial registration on Form S-8 of shares of Stock issuable pursuant to the Plan.

                           (v)      "STOCK" means the common stock of the
Company, as adjusted from time to time in accordance with Section 4.2.

                           (w)      "SUBSCRIPTION AGREEMENT" means a written
agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

                           (x)      "SUBSCRIPTION DATE" means the last business
day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

                           (y)      "SUBSIDIARY CORPORATION" means any present
or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3.       ADMINISTRATION.

                  3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

                  3.2 AUTHORITY OF OFFICERS. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.


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                  3.3      POLICIES AND PROCEDURES ESTABLISHED BY THE COMPANY.
The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering,
(c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirement under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section.

                  3.4 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         4.       SHARES SUBJECT TO PLAN.

                  4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be three hundred thousand (300,000), cumulatively increased on January 1, 2003 and each January 1 thereafter until and including January 1, 2012 (the "ANNUAL INCREASE") by the lesser of (a) 1% of the number of shares of Stock issued and outstanding on the immediately preceding December 31, (b) three hundred thousand (300,000) shares, or (c) such lesser number of shares determined by the Board, and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.


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                  4.2      ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the
event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan, the Annual Increase, the limit on the shares which may be purchased by any Participant during an Offering (as described in Section 8.1) and each Purchase Right, and in the Purchase Price. If a majority of the shares of the same class as the shares subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5.       ELIGIBILITY.

                  5.1 EMPLOYEES ELIGIBLE TO PARTICIPATE. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

                           (a)      Any Employee who is customarily employed by
the Participating Company Group for less than twenty (20) hours per week; or

                           (b)      Any Employee who is customarily employed by
the Participating Company Group for not more than five (5) months in any calendar year.

                  5.2 EXCLUSION OF CERTAIN STOCKHOLDERS. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

                  5.3 DETERMINATION BY COMPANY. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual's attainment or termination of such status, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the


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Company or any court of law or governmental agency subsequently makes a contrary determination.

         6.       OFFERINGS.

                  6.1 OFFERING PERIODS. The Plan shall be implemented on and after the Effective Date by sequential and overlapping Offerings of approximately twenty four (24) months duration or such other duration as the Board shall determine (an "OFFERING PERIOD"); provided, however, that the first Offering Period (the "INITIAL OFFERING PERIOD") shall commence on the Effective Date and end on April 30, 2004. Subsequent Offering Periods shall commence on or about May and November of each year and end on or about the last days of the second April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

                  6.2 PURCHASE PERIODS. Each Offering Period shall consist of four (4) consecutive Purchase Periods of approximately six (6) months duration, or such other number or duration as the Board shall determine (individually, a "PURCHASE Period"). A Purchase Period commencing on or about May 1 shall end on or about the next October 31. A Purchase Period commencing on or about November 1 shall end on or about the next April 30. Notwithstanding the foregoing, the Board may establish a different duration for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. If the first or last day of a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

         7.       PARTICIPATION IN THE PLAN.

                  7.1      INITIAL PARTICIPATION.

                           (a)      GENERALLY. Except as provided in Section
7.1(b), an Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.


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                           (b)      AUTOMATIC PARTICIPATION IN INITIAL OFFERING
PERIOD. Notwithstanding Section 7.1(a), each Employee who is an Eligible Employee as of the Effective Date shall automatically become a Participant in the Initial Offering Period and shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) a number of whole shares of Stock determined in accordance with Section 8 or (b) a number of whole shares of Stock determined by dividing fifteen percent (15%) of such Participant's Compensation paid during the Initial Offering Period by the Purchase Price applicable to the Initial Offering Period. The Company shall not require or permit any Participant to deliver a Subscription Agreement for participation in the Initial Offering Period; provided, however, that following the Registration Date a Participant may deliver a Subscription Agreement to the office designated by the Company if the Participant wishes to change the terms of the Participant's participation in the Initial Offering Period. Such changes may include, for example, an election to commence payroll deductions in accordance with Section 10.

                  7.2      CONTINUED PARTICIPATION.

                           (a)      GENERALLY. Except as provided in Section
7.2(b), a Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1(a) if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement.

                           (b)      PARTICIPATION IN SUBSEQUENT OFFERING PERIOD.
Notwithstanding Section 7.2(a), an Eligible Employee who was automatically enrolled in the Initial Offering Period and who wishes to participate in an Offering Period which begins after the Initial Offering Period shall deliver a Subscription Agreement in accordance with Section 7.1(a) no earlier than the Registration Date and no later than the Subscription Date for such Offering Period, unless such Employee was a Participant in the Initial Offering Period who delivered a Subscription Agreement with respect to the Initial Offering Period as provided in Section 7.1(b).

         8.       RIGHT TO PURCHASE SHARES.

                  8.1      GRANT OF PURCHASE RIGHT. Except as provided in
Section 7.1 with respect to the Initial Offering Period or as set forth below (or otherwise specified by the Board prior to the Offering Date), on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically, on the Offering Date, a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on such Offering Date or (b) five thousand (5,000) shares of Stock. No Purchase Right shall be


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granted on an Offering Date to any person who is not, on such Offering Date, an
Eligible Employee.

                  8.2 PRO RATA ADJUSTMENT OF PURCHASE RIGHT. Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period of any duration other than twenty four months, then (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and (b) the share amount in Section 8.1 shall be determined by multiplying 208.33 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

                  8.3 CALENDAR YEAR PURCHASE LIMITATION. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

         9.       PURCHASE PRICE.

                  The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price on each Purchase Date during that Offering Period shall be eighty-five percent (85%) of the lesser of
(a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

         10.      ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

                  Except as provided in Section 11.1(b) with respect to the Initial Offering Period, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

                  10.1 AMOUNT OF PAYROLL DEDUCTIONS. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The


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Subscription Agreement shall set forth the percentage of the Participant's
Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first payday during an Offering) or more than fifteen percent (15%). The Board may change the foregoing limits on payroll deductions effective as of any Offering Date.

                  10.2 COMMENCEMENT OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein; provided, however, that with respect to the Initial Offering Period, payroll deductions shall commence as soon as practicable following the Company's receipt of the Participant's Subscription Agreement (delivered no earlier than the Registration Date), if any.

                  10.3 ELECTION TO CHANGE OR STOP PAYROLL DEDUCTIONS. During an Offering Period, a Participant may elect to stop deductions from his or her Compensation by delivering to the Company's designated office an amended Subscription Agreement authorizing such change on or before the Change Notice Date, as defined below. A Participant who elects, effective following the first payday of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1. The "CHANGE NOTICE DATE" shall be the day immediately prior to the beginning of the first pay period for which such election is to be effective, unless a different date is established by the Company and announced to the Participants. Except as otherwise described above, a Participant may not elect to increase or decrease deductions from his or her Compensation during an Offering.

                  10.4 ADMINISTRATIVE SUSPENSION OF PAYROLL DEDUCTIONS. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant's Purchase Right or (b) during a calendar year under the limit set forth in Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning, respectively, of (a) the next Offering Period the first Purchase Date of which falls in the following calendar year, provided that the individual is a Participant in such Offering Period or (b) the next Purchase Period the Purchase Date of which falls in the following calendar year, unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee.

                  10.5 PARTICIPANT ACCOUNTS. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation (and other amounts received from the Participant in the Initial Offering Period) shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All such amounts received or held by the Company may be used by the Company for any corporate purpose.


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                  10.6     NO INTEREST PAID. Interest shall not be paid on sums
deducted from a Participant's Compensation pursuant to the Plan or otherwise credited to the Participant's Plan account.

         11.      PURCHASE OF SHARES.

                  11.1     EXERCISE OF PURCHASE RIGHT.

                           (a)      GENERALLY. Except as provided in Section
11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

                           (b)      PURCHASE IN INITIAL OFFERING PERIOD.
Notwithstanding Section 11.1(a), on each Purchase Date of the Initial Offering Period, each Participant who has not withdrawn from the Plan and whose participation in such Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right (i) a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Initial Offering Period, if any, and not previously applied toward the purchase of Stock and (ii) such additional shares of Stock (not exceeding in the aggregate the Participant's Purchase Right) as determined in accordance with an Initial Offering Period Cash Exercise Notice delivered to the office designated by the Company no earlier than the Registration Date and not later than the close of business for such office on the last business day immediately preceding the Purchase Date or such earlier date as the Company shall establish, accompanied by payment in cash or by check of the Purchase Price for such additional shares. However, in no event shall the number of shares purchased by a Participant during the Initial Offering Period exceed the number of shares subject to the Participant's Purchase Right. In addition, if a Participant delivers a Subscription Agreement to the Company after the Registration Date, the Participant may not elect to exercise a Purchase Right pursuant to an Initial Offering Period Cash Exercise Notice in an amount which exceeds fifteen percent (15%) of the Compensation paid such Participant prior to the effectiveness of such initial Subscription Agreement. The Company shall refund to the Participant in accordance with Section 11.4 any excess Purchase Price payment received from the Participant.

                  11.2 PRO RATA ALLOCATION OF SHARES. If the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

                  11.3 DELIVERY OF CERTIFICATES. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker designated by the Company that will hold such shares for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

                  11.4 RETURN OF CASH BALANCE. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

                  11.5 TAX WITHHOLDING. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, of the Participating Company Group which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

                  11.6 EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

                  11.7 PROVISION OF REPORTS AND STOCKHOLDER INFORMATION TO PARTICIPANTS. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section
11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company's common stockholders.

         12.      WITHDRAWAL FROM PLAN OR OFFERING.

                  12.1 VOLUNTARY WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

                  12.2 AUTOMATIC WITHDRAWAL FROM AN OFFERING. If the Fair Market Value of a share of Stock on a Purchase Date other than the final Purchase Date of an Offering is less than the Fair Market Value of a share of Stock on the Offering Date of the Offering, then every Participant (except for a Participant in the Initial Offering Period who did not deliver a Subscription Agreement prior to such Purchase Date) automatically shall be (a) withdrawn from such Offering after the acquisition of shares of Stock on the Purchase Date and
(b) enrolled in the new Offering commencing immediately following such Purchase Date. A Participant may elect not to be automatically withdrawn from an from an Offering pursuant to this Section 12.2 by delivering to the Company's designated office not later than the close of business on the Purchase Date a written notice indicating such election.

                  12.3 RETURN OF PAYROLL DEDUCTIONS. Upon a Participant's voluntary withdrawal from the Plan pursuant to Section 12.1 or automatic withdrawal from an Offering pursuant to Section 12.2, the Participant's accumulated Plan account balance which has not been applied toward the purchase of shares of Stock (except, in the case of an automatic withdrawal pursuant to Section 12.2, for an amount necessary to purchase an additional whole share of Stock as provided in Section 11.4) shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan or the Offering, as applicable, shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

         13.      TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

                  Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the Participant's Plan account balance which has not been applied toward the purchase of shares shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

         14.      CHANGE IN CONTROL.

                  14.1     DEFINITIONS.

                           (a)      An "OWNERSHIP CHANGE EVENT" shall be deemed
to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                           (b)      A "CHANGE IN CONTROL" shall mean an
Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 14.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  14.2 EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of any Participant, assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under the Plan, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

         15.      NONTRANSFERABILITY OF PURCHASE RIGHTS.

                  Neither payroll deductions or other amounts credited to a Participant's Plan account nor a Participant's Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

         16.      COMPLIANCE WITH SECURITIES LAW.

                  The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless
(a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

         17.      RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

                  A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

         18.      LEGENDS.

                  The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this

Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

"THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

         19.      NOTIFICATION OF DISPOSITION OF SHARES.

                  The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

         20.      DESIGNATION OF BENEFICIARY.

                  20.1 DESIGNATION PROCEDURE. A Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant's Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash or (b) cash, if any, from the Participant's Plan account if the Participant dies prior to the exercise of the Participant's Purchase Right. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation shall be subject to the consent of the Participant's spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

                  20.2 ABSENCE OF BENEFICIARY DESIGNATION. If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant's death, the Company shall deliver any shares or cash credited to the Participant's Plan account to the Participant's legal representative.

         21.      NOTICES.

                  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22.      AMENDMENT OR TERMINATION OF THE PLAN.

                  The Board may at any time amend or terminate the Plan, except that (a) no such amendment or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Board and (b) no such amendment or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

                                  PLAN HISTORY


April 17, 2002              Board of Directors of MitoKor, Inc., a California
                            corporation ("MitoKor California") adopts the Plan, with an initial reserve of 300,000 shares. The Board also established that the share reserve will be increased cumulatively on each January 1 from January 1, 2003 through January 1, 2012 by the lesser of (i) 1% of the shares of common stock issued and outstanding on the immediately preceding
                            December 31, (ii) 300,000 shares, or (iii) such lesser number of shares determined by the Board.

______________, 2002        Shareholders of MitoKor California approve Plan.

______________, 2002        Effective date of Delaware reincorporation of
                            MitoKor California.

______________, 2002        Effective Date of the Plan (i.e., date on which
                            Initial Offering Period commenced).

                                  MITOKOR, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


NAME (Please print):
                    ------------------------------------------------------------
                    (Last)                   (First)                   (Middle)

/ / Original application for the Offering Period beginning (date):______________

/ / Stop payroll deductions effective with the pay period ending (date):________

/ / Change of beneficiary.

I.       SUBSCRIPTION

         I elect to participate in the 2002 Employee Stock Purchase Plan (the "PLAN") of MitoKor, Inc. (the "COMPANY") and to subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         I authorize payroll deductions of __________ percent (in whole percentages not less than 1%, unless an election to stop deductions is being made, or more than [15%]) of my "COMPENSATION" on each payday throughout the "OFFERING PERIOD" in accordance with the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. Except as otherwise provided by the Plan, I will automatically purchase shares on each "PURCHASE DATE" unless I withdraw from the Plan by giving written notice on a form provided by the Company or unless my eligibility or employment terminates.

         I understand that I will automatically participate in each subsequent Offering that commences immediately after the last day of an Offering in which I am participating until I withdraw from the Plan by giving written notice on a form provided by the Company or my eligibility or employment terminates.

         Shares I purchase under the Plan should be issued in the name(s) set forth below. (Shares may be issued in the participant's name alone or together with the participant's spouse as community property or in joint tenancy.)

         NAME(S) (please print):
                                ------------------------------------------------

         ADDRESS:
                 ---------------------------------------------------------------

         MY SOCIAL SECURITY NUMBER:
                                   ---------------------------------------------

         I agree to make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, which arise upon my purchase of shares under the Plan and/or my disposition of shares. The Company may withhold from my compensation the amount necessary to meet such withholding obligations.

         I agree that, unless otherwise permitted by the Company, until I dispose of shares I purchase under the Plan, I will hold such shares in the name(s) entered above (and not in the name of any nominee) until the later of
(i) two years after the first day of the Offering Period in which I purchased the shares and (ii) one year after the Purchase Date on which I purchased the shares. This restriction only applies to the name(s) in which shares are held and does NOT affect my ability to dispose of Plan shares.

         I AGREE THAT I WILL NOTIFY THE CHIEF FINANCIAL OFFICER OF THE COMPANY IN WRITING WITHIN 30 DAYS AFTER ANY SALE, GIFT, TRANSFER OR OTHER DISPOSITION OF ANY KIND PRIOR TO THE END OF THE PERIODS REFERRED TO IN THE PRECEDING PARAGRAPH (A "DISQUALIFYING DISPOSITION") OF ANY SHARES I PURCHASED

UNDER THE PLAN. IF I DO NOT RESPOND WITHIN 30 DAYS OF THE DATE OF A DISQUALIFYING DISPOSITION SURVEY DELIVERED TO ME BY CERTIFIED MAIL, THE COMPANY IS AUTHORIZED TO TREAT MY NONRESPONSE AS MY NOTICE TO THE COMPANY OF A DISQUALIFYING DISPOSITION AND TO COMPUTE AND REPORT TO THE INTERNAL REVENUE SERVICE THE ORDINARY INCOME I MUST RECOGNIZE UPON SUCH DISQUALIFYING DISPOSITION.

II.      BENEFICIARY DESIGNATION

         In the event of my death, I designate the following as my beneficiary to receive all payments and shares then due me under the Plan:

         BENEFICIARY'S NAME (please print):
                                           ------------------------------------
                                           (First)        (Middle)        (Last)

         RELATIONSHIP:                          SOC. SEC. NO.:
                      ------------------------                ------------------

         ADDRESS:
                 ---------------------------------------------------------------

         If you are married and your beneficiary is someone other than your spouse, then your spouse must sign and date this form as indicated below. If you are not married when you designate a beneficiary and you later become married, or if you later become married to a different person, the beneficiary designation previously made will be automatically revoked. Payments and shares then due you upon your death will be delivered to your then spouse unless you have completed a new beneficiary designation and it is consented to by your then spouse.

III.     CONSENT OF SPOUSE

         I am the spouse of _____________. I consent to the above designation of a beneficiary other than me to receive payments and shares due my spouse under the Plan.



Date:
      ------------------------         -----------------------------------------
                                       Signature of Participant's Spouse

IV.      PARTICIPANT DECLARATION

         Any election I have made on this form revokes all prior elections with regard to this form.

         I am familiar with the provisions of the Plan and agree to participate in the Plan subject to all of its provisions. I understand that the Board of Directors of the Company reserves the right to terminate the Plan or to amend the Plan and my right to purchase stock under the Plan to the extent provided by the Plan. I understand that the effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


Date:
      ------------------------         -----------------------------------------
                                       Signature of Participant

                                  MITOKOR, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


NAME (Please print):
                    ------------------------------------------------------------
                    (Last)                  (First)                    (Middle)

         I elect to withdraw from the MitoKor, Inc. 2002 Employee Stock Purchase Plan (the "PLAN") and the Offering which began on (date) ____________________ and in which I am participating (the "CURRENT OFFERING").


                  I elect to terminate immediately my participation in the Current Offering and the Plan. I request that the Company cease all further payroll deductions under the Plan (provided I have given sufficient notice before the next payday). My payroll deductions not previously used to purchase shares should NOT be used to purchase shares in the Current Offering. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering and in the Plan.

         I understand that I am terminating my interest in the Plan and that no further payroll deductions will be made (provided I have given sufficient notice before the next payday), unless I elect to become a participant in another Offering by filing a new Subscription Agreement with the Company. I understand that I will receive no interest on the amounts paid to me from my Plan account, and that I may not apply such amounts to any other Offering under the Plan or any other employee stock purchase plan of the Company.



Date:                                   Signature:
     -------------------------------              ------------------------------